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                                                                   Exhibit 10.46

                        THE FIRST MARBLEHEAD CORPORATION
                             AUDIT COMMITTEE CHARTER

                               September 15, 2003

A.   PURPOSE

     The purpose of the Audit Committee is to assist the Board of Directors' oversight of:

          -    the integrity of the Company's financial statements;

          -    the Company's compliance with legal and regulatory requirements;

          -    the independent auditor's qualifications and independence; and

          -    the performance of the Company's independent auditors;

     and to prepare the report that SEC rules require be included in the Company's annual proxy statement.

B.   STRUCTURE AND MEMBERSHIP

     1. NUMBER. The Audit Committee shall consist of at least three members of the Board of Directors.

     2. INDEPENDENCE. Except as otherwise permitted by the applicable rules of the New York Stock Exchange and Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder), each member of the Audit Committee shall be "independent" as defined by such rules and Act.

     3. FINANCIAL LITERACY. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Company's Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company's SEC periodic reports), at least one member of the Audit Committee shall be an "audit committee financial expert" (as defined by applicable SEC rules).

     4. CHAIR. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

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     5.   COMPENSATION. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any consulting, advisory or other compensatory fee from the Company other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

     6. SELECTION AND REMOVAL. Members of the Audit Committee shall be appointed by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.   AUTHORITY AND RESPONSIBILITIES

     GENERAL

     The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

     OVERSIGHT OF INDEPENDENT AUDITORS

     1. SELECTION. The Audit Committee shall be directly responsible for appointing, evaluating and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

     2. INDEPENDENCE. At least annually, the Audit Committee shall assess the independent auditor's independence. In connection with this assessment, the Audit Committee shall obtain and review a report by the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall engage in an active dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

     3. QUALITY-CONTROL REPORT. At least annually, the Audit Committee shall obtain and review a report by the independent auditor describing:

          -    the firm's internal quality control procedures;

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          -    any material issues raised by the most recent internal
               quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     4. COMPENSATION. The Audit Committee shall be directly responsible for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

     5. PREAPPROVAL OF SERVICES. The Audit Committee shall preapprove all services (audit and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

     6. OVERSIGHT. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall be directly responsible for oversight of the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate:

          - receive and consider the reports required to be made by the independent auditor regarding:

                    -    critical accounting policies and practices;

                    - alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with Company management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

                    - other material written communications between the independent auditor and Company management.

          -    review with the independent auditor:

                    - audit problems or difficulties the independent auditor encountered in the course of the audit work and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information and any significant disagreements with management;

                    - major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies;

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                    -    analyses prepared by management and/or the independent
                         auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and

                    - the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company.

     REVIEW OF AUDITED FINANCIAL STATEMENTS.

     7. DISCUSSION OF AUDITED FINANCIAL STATEMENTS. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380) requires discussion.

     8. RECOMMENDATION TO BOARD REGARDING FINANCIAL STATEMENTS. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

     9. AUDIT COMMITTEE REPORT. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

     REVIEW OF OTHER FINANCIAL DISCLOSURES

     10. INDEPENDENT AUDITOR REVIEW OF INTERIM FINANCIAL STATEMENTS. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor's review of interim financial information.

     11. EARNINGS RELEASE AND OTHER FINANCIAL INFORMATION. The Audit Committee shall review and discuss generally the types of information to be disclosed in the Company's earnings press releases (including any use of "pro forma" or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts, rating agencies and others.

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     12.  QUARTERLY FINANCIAL STATEMENTS. The Audit Committee shall discuss with the Company's management and independent auditor the Company's quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     CONTROLS AND PROCEDURES

     13. OVERSIGHT. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal accounting controls for financial reporting, the Company's disclosure controls and procedures and the Company's code of business conduct and ethics. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act and Rule 13a-14 of the Exchange Act.

     14. RISK MANAGEMENT. The Audit Committee shall discuss the Company's policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company's exposure to risk is handled.

     15. HIRING POLICIES. The Audit Committee shall establish policies regarding the hiring of employees or former employees of the Company's independent auditors.

     16. PROCEDURES FOR COMPLAINTS. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     17. EVALUATION OF FINANCIAL MANAGEMENT. The Audit Committee shall coordinate with the Compensation Committee the evaluation of the Company's financial management personnel.

     18. ADDITIONAL POWERS. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.   PROCEDURES AND ADMINISTRATION

     1. MEETINGS. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with:
          (i) the independent auditor and (ii) Company management. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

     2. SUBCOMMITTEES. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision

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          of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

     3. REPORTS TO BOARD. The Audit Committee shall report regularly to the Board of Directors.

     4. CHARTER. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

     5. WRITTEN AFFIRMATION TO NYSE. On an annual basis, no later than one month after the Annual Meeting of Stockholders, and after each change in the composition of the Audit Committee, the Audit Committee shall direct the Company to prepare and provide to the NYSE such written confirmations regarding the membership and operation of the Audit Committee as the NYSE rules require.

     6. INDEPENDENT ADVISORS. The Audit Committee shall have the authority, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

     7. INVESTIGATIONS. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

     8. ANNUAL SELF-EVALUATION. At least annually, the Audit Committee shall evaluate its own performance.

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